                                   [PICTURE]                    [LOGO OF STRONG]


                              Semi-Annual Report

                                  The Strong

                                        M I D   C A P  G R O W T H

                                                       Fund II
                                                       -------

Investment Review
     The Strong Mid Cap Growth Fund II..................................  2

Financial Information
     Schedule of Investments in Securities..............................  4
     Statement of Assets and Liabilities................................  6
     Statement of Operations............................................  7
     Statements of Changes in Net Assets................................  8
     Notes to Financial Statements......................................  9

Financial Highlights.................................................... 11

Semi - Annual Report . June 30, 2000

                       THE STRONG MID CAP GROWTH FUND II
                       ---------------------------------

Fund Highlights

 .  The Strong Mid Cap Growth Fund II returned 4.81% for the six months ended
   June 30, 2000, while the S&P MidCap 400 Stock Index returned 8.97%./1/,*

 . Semiconductor, networking, energy service,and biotechnology holdings provided strong relative performance for the Fund. We added to our positions in the semiconductor area but trimmed our networking holdings.

 . The Fund's exposure to interest-rate sensitive and consumer cyclical issues contributed negatively to the Fund's performance.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL

                               TOTAL RETURNS/1/

                                 As of 6-30-00

                        1-year            56.03%

                        3-year            42.97%

                        Since Inception   40.92%
                          (on 12-31-96)

   Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                                 FIVE LARGEST

                                STOCK HOLDINGS

                                 As of 6-30-00

   Security                             % of Net Assets

   Micron Technology, Inc.                         2.9%

   E-Tek Dynamics, Inc.                            2.7%

   The Charles Schwab Corporation                  2.2%

   Gemstar International Group, Ltd.               2.2%

   ENSCO International, Inc.                       2.0%

   Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives
from the Managers

/s/ Ronald C. Ognar           /s/ Derek Felske

Ronald C. Ognar               Derek Felske
Portfolio Co-manager          Portfolio Co-manager
--------------------------------------------------------------------------------

Technology remains the Fund's largest single sector, consuming roughly half the Fund's assets. We continue to focus our investments on the direct beneficiaries of the networked economy. Within the mid-cap universe, the fastest growth rates continue to be produced by leading technology companies enjoying the positive benefits of new product cycles, buttressed by the need of corporations to enhance productivity to compete in a global economy. With relative valuations of technology companies at extreme levels, we have reduced our weighting in the sector relative to prior periods

Although we believe the Fed has now moved to a neutral bias, signs of continued strong growth in the coming months may trigger further tightening action. With valuations in the technology area at high historical levels and the market's overall technology weighting at record highs, we expect volatility to remain high. It is our assessment that careful stock picking and more diversified sector weightings will be rewarded.

Healthcare is an area of renewed emphasis for us. Although the race to map the human genome is now over, the hard work is really just beginning. We particularly like the companies that provide the "picks and shovels" of genomic discovery. We have also invested in several drug distribution companies, as we believe a possible government prescription program could drive incremental unit growth in the sector.


                           ------------------------
                             Although we believe

                               the Fed has now

                           moved to a neutral bias,

                              signs of continued

                             strong growth in the

                              coming months may

                               trigger further

                              tightening action.

                           ------------------------

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

We believe the Federal Reserve's tightening cycle is near an end. Therefore, consumer cyclicals are becoming increasingly attractive. We continue to overweight category-killer retailers (Best Buy), unit growth stories (Kohl's), and well-established consumer franchises (Tiffany). Another area we like, and to which we added, is energy. Oil prices are high, OPEC members are more than 90% compliant with production quotas, and economic conditions in Asia appear to have stabilized.

As we assess the next six months, we expect the U.S. economy to grow at a more moderate rate. Well-positioned growth companies able to generate unit growth, as overall corporate profit growth begins to decelerate, will become increasingly scarce. Fortunately, mid-cap stocks are often pure plays on dynamic niche markets, new products, or innovative new services. Their fortunes are not as closely tied to general economic factors as are those of larger companies. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable fundamental improvement.

We thank you for your interest in the Strong Mid Cap Growth Fund II and look forward to continuing to help you pursue your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 6-30-00

                                    [GRAPH]

                                                     Lipper
                                     S & P         Multi-Cap
             The Strong MidCap     MidCap 400     Growth Funds
Index         Growth Fund II      Stock Index*       Index*
 Dec 96           $10,000           $10,000         $10,000
 Jun 97           $11,370           $11,299         $11,223
 Dec 97           $12,974           $13,225         $12,295
 Jun 98           $15,121           $14,367         $14,353
 Dec 98           $16,695           $15,752         $15,343
 Jun 99           $21,293           $16,835         $17,536
 Dec 99           $31,700           $18,072         $22,456
 Jun 00           $33,224           $19,693         $24,117

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. It invests at least
65% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment. The Fund writes put and call options.

Market Highlights

 . After several years of unusually strong performance for technology-related issues, the difference between the returns of technology stocks and those of other growth stocks began to close.

 . The Federal Reserve's interest-rate hikes in the face of a strong domestic economy, heightening inflationary pressures, and signs of economic strength overseas has helped to spur market volatility. Signs of continued strong growth in the coming months may trigger further tightening action.

 . High levels of corporate profitability continued to indirectly support the technology sector. Despite their recent correction, the relative valuations of new economy companies remain extremely rich.

--------------------------------------------------------------------------------

*The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------
     STRONG MID CAP GROWTH FUND II

                                                         Shares or
                                                         Principal            Value
                                                           Amount            (Note 2)
--------------------------------------------------------------------------------------
Common Stocks 98.2%
Banks - Money Center 0.5%
The Bank of New York Company, Inc.                           65,000        $ 3,022,500

Banks - Super Regional 3.6%
Comerica, Inc.                                              138,000          6,192,750
Northern Trust Company                                      113,000          7,352,062
State Street Corporation                                     69,000          7,318,313
                                                                           -----------
                                                                            20,863,125
Computer - Memory Devices 0.9%
Network Appliance, Inc. (b)                                  32,800          2,640,400
SanDisk Corporation (b)                                      41,500          2,539,281
                                                                           -----------
                                                                             5,179,681
Computer - Services 0.6%
Sungard Data Systems, Inc. (b)                              120,000          3,720,000

Computer Software - Desktop 2.2%
Gemstar International Group, Ltd. (b)                       203,000         12,474,984

Computer Software - Enterprise 4.7%
Business Objects SA Sponsored ADR (b)                        32,000          2,820,000
I2 Technologies, Inc. (b)                                    35,000          3,649,297
Mercury Interactive Corporation (b)                          32,000          3,096,000
TIBCO Software, Inc. (b)                                     87,000          9,329,391
Veritas Software Corporation (b)                             73,000          8,250,140
                                                                           -----------
                                                                            27,144,828
Computer Software - Financial 0.5%
Intuit, Inc. (b)                                             75,000          3,103,125

Computer Software - Medical 0.5%
Cerner Corporation (b)                                      110,000          2,997,500

Computer Software - Security 0.9%
Check Point Software Technologies, Ltd. (b)                  24,500          5,187,875

Electronics - Laser Systems/Components 1.7%
Coherent, Inc. (b)                                           64,600          5,418,325
VISX, Inc. (b)                                              155,500          4,363,719
                                                                           -----------
                                                                             9,782,044
Electronics - Measuring Instruments 0.6%
Tektronix, Inc. (b)                                          50,000          3,700,000

Electronics - Scientific Instruments 1.5%
PE Corporation-PE Biosystems Group                          133,700          8,807,488

Electronics - Semiconductor Equipment 3.0%
Credence Systems Corporation (b)                            106,000          5,849,875
KLA-Tencor Corporation (b)                                  130,000          7,613,125
Teradyne, Inc. (b)                                           53,000          3,895,500
                                                                           -----------
                                                                            17,358,500
Electronics - Semiconductor Manufacturing 14.0%
Analog Devices, Inc. (b)                                     99,500          7,562,000
Applied Micro Circuits Corporation (b)                      103,000         10,171,250
Conexant Systems, Inc. (b)                                  105,000          5,105,625
Integrated Device Technology, Inc. (b)                      110,500          6,616,187
LSI Logic Corporation (b)                                   122,500          6,630,312
Micron Technology, Inc. (b)                                 190,000         16,731,875
National Semiconductor Corporation (b)                      100,000          5,675,000
PMC-Sierra, Inc. (b)                                         30,000          5,330,625
Triquint Semiconductor, Inc. (b)                             78,500          7,511,469
Varian Semiconductor Equipment Associates, Inc. (b)          29,000          1,821,563
Vitesse Semiconductor Corporation (b)                        96,000          7,062,000
                                                                           -----------
                                                                            80,217,906
Electronics Products - Miscellaneous 1.7%
Celestica, Inc. (b)                                         116,500          5,781,312
Flextronics International, Ltd. (b)                          62,000          4,258,625
                                                                           -----------
                                                                            10,039,937
Finance - Investment Brokers 7.2%
The Charles Schwab Corporation                              381,000        $12,811,125
Donaldson, Lufkin & Jenrette, Inc.                           78,000          3,310,125
The Goldman Sachs Group, Inc.                                94,000          8,918,250
Legg Mason, Inc.                                            120,000          6,000,000
Lehman Brothers Holdings, Inc.                               77,500          7,328,594
Paine Webber Group, Inc.                                     66,500          3,025,750
                                                                           -----------
                                                                            41,393,844
Finance - Investment Management 1.4%
Kansas City Southern Industries, Inc. (b)                    90,500          8,026,219

Finance - Mortgage & Related Services 0.7%
Countrywide Credit Industries, Inc.                         141,000          4,274,062

Finance - Savings & Loan 2.1%
Golden West Financial Corporation                           147,000          5,999,437
Washington Mutual, Inc.                                     214,000          6,179,250
                                                                           -----------
                                                                            12,178,687
Financial Services - Miscellaneous 2.3%
Capital One Financial Corporation                           128,000          5,712,000
First Data Corporation                                      146,500          7,270,063
                                                                           -----------
                                                                            12,982,063
Insurance - Property/Casualty/Title 0.6%
ACE, Ltd.                                                   126,800          3,550,400

Internet- E*Commerce 0.5%
Internet Capital Group, Inc. (b)                             83,000          3,072,297

Internet- Internet Service Provider/Content 1.3%
InfoSpace, Inc. (b)                                         132,500          7,320,625

Internet- Network Security/Solutions 3.1%
Exodus Communications, Inc. (b)                             163,000          7,508,188
VeriSign, Inc. (b)                                           56,975         10,056,087
                                                                           -----------
                                                                            17,564,275
Internet- Software 3.8%
Ariba, Inc. (b)                                              25,000          2,451,172
BEA Systems, Inc. (b)                                       109,000          5,388,688
BroadVision, Inc. (b)                                        73,000          3,709,313
Phone.com, Inc. (b)                                          39,000          2,539,875
Portal Software, Inc. (b)                                    31,500          2,012,062
Vignette Corporation (b)                                    108,500          5,643,695
                                                                           -----------
                                                                            21,744,805
Media - Radio/TV 1.2%
Univision Communications, Inc. (b)                           63,500          6,572,250

Medical - Biomedical/Genetics 2.0%
Chiron Corporation (b)                                       94,600          4,493,500
Genentech, Inc. (b)                                          42,000          7,224,000
                                                                           -----------
                                                                            11,717,500
Medical - Ethical Drugs 1.1%
Elan Corporation PLC Sponsored ADR (b)                      124,000          6,006,250

Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.                                     67,000          5,745,250

Medical - Hospitals 1.2%
Health Management Associates, Inc. Class A (b)              531,000          6,936,187

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                                 445,000          3,198,438

Medical - Products 1.1%
Sepracor, Inc. (b)                                           51,000          6,151,875

-------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries 2.2%
AmeriSource Health Corporation Class A (b)               101,500   $  3,146,500
Express Scripts, Inc. Class A (b)                         66,000      4,100,250
McKesson HBOC, Inc.                                      244,000      5,108,750
                                                                   ------------
                                                                     12,355,500
Oil & Gas - Drilling 5.1%
Diamond Offshore Drilling, Inc.                          183,000      6,427,875
ENSCO International, Inc.                                326,500     11,692,781
Noble Drilling Corporation (b)                           277,000     11,408,938
                                                                   ------------
                                                                     29,529,594
Oil & Gas - Field Services 1.9%
BJ Services Company (b)                                   74,000      4,625,000
Petroleum Geo-Services A/S Sponsored ADR (b)             350,000      5,971,875
                                                                   ------------
                                                                     10,596,875
Oil & Gas - Machinery/Equipment 2.8%
Cooper Cameron Corporation (b)                           101,000      6,666,000
Smith International, Inc. (b)                            124,500      9,065,156
                                                                    -----------
                                                                     15,731,156
Retail - Consumer Electronics 1.3%
Best Buy Company, Inc. (b)                               117,000      7,400,250

Retail - Department Stores 0.9%
Kohl's Corporation (b)                                    92,000      5,117,500

Retail - Miscellaneous/Diversified 0.8%
Pier 1 Imports, Inc.                                     448,000      4,368,000

Retail/Wholesale - Computer/Cellular 1.0%
RadioShack Corporation                                   118,000      5,590,250

Retail/Wholesale - Jewelry 1.7%
Tiffany & Company                                        144,000      9,720,000

Telecommunications - Cellular 2.6%
United States Cellular Corporation (b)                   100,000      6,300,000
VoiceStream Wireless Corporation (b)                      73,000      8,489,672
                                                                   ------------
                                                                     14,789,672
Telecommunications - Equipment 9.2%
American Tower Corporation Class A (b)                   126,500      5,273,469
Andrew Corporation (b)                                   118,000      3,960,375
Comverse Technology, Inc. (b)                             84,000      7,812,000
Copper Mountain Networks, Inc. (b)                        63,800      5,622,375
E-Tek Dynamics, Inc. (b)                                  59,000     15,564,937
Scientific-Atlanta, Inc.                                  90,000      6,705,000
Sycamore Networks, Inc. (b)                               31,000      3,421,625
Tekelec (b)                                               90,000      4,336,875
                                                                   ------------
                                                                     52,696,656
Telecommunications - Services 0.6%
Montana Power Company                                    103,000      3,637,188
-------------------------------------------------------------------------------
Total Common Stocks (Cost $490,341,511)                             563,567,161
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.2%
Commercial Paper 1.1%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                          $ 5,283,500      5,283,500
Wisconsin Electric Power Company, 6.31%                  794,300        794,300
                                                                   ------------
                                                                      6,077,800
Repurchase Agreements 3.0%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds
  $17,009,350); Collateralized by:
  U.S. Government & Agency Issues (c)                 17,000,000     17,000,000


United States Government Issues 1.1%
United States Treasury Bills, Due 7/27/00
 thru 9/14/00                                          6,600,000   $  6,544,852
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $29,621,586)                      29,622,652
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $519,963,097) 103.4%          593,189,813
Other Assets and Liabilities, Net(3.4%)                             (19,232,878)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $573,956,935
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.


                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
                                                                 Strong Mid Cap
                                                                 Growth Fund II
                                                                 --------------
Assets:
  Investments in Securities, at Value (Cost of $519,963,097)       $593,189,813
  Receivable for Securities Sold                                     16,821,522
  Dividends and Interest Receivable                                     193,593
  Other Assets                                                            9,156
                                                                   ------------
  Total Assets                                                      610,214,084

Liabilities:
  Payable for Securities Purchased                                   36,193,316
  Accrued Operating Expenses and Other Liabilities                       63,833
                                                                   ------------
  Total Liabilities                                                  36,257,149
                                                                   ------------
Net Assets                                                         $573,956,935
                                                                   ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $481,444,587
  Accumulated Net Investment Loss                                    (1,368,156)
  Undistributed Net Realized Gain                                    20,653,788
  Net Unrealized Appreciation                                        73,226,716
                                                                   ------------
  Net Assets                                                       $573,956,935
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)             18,030,272

Net Asset Value Per Share                                          $      31.83
                                                                   ============






                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                            Strong Mid Cap
                                                                            Growth Fund II
                                                                            --------------
Income:
    Dividends                                                               $     298,258
    Interest                                                                    1,161,210
                                                                           --------------
    Total Income                                                                1,459,468

Expenses:
    Investment Advisory Fees                                                    2,511,660
    Custodian Fees                                                                 18,351
    Shareholder Servicing Costs                                                   308,637
    Other                                                                          36,143
                                                                           --------------
    Total Expenses before Fees Paid Indirectly by Advisor                       2,874,791
    Fees Paid Indirectly by Advisor (Note 3)                                      (47,168)
                                                                           --------------
    Expenses, Net                                                               2,827,623
                                                                           --------------
Net Investment Loss                                                            (1,368,155)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                               (23,112,448)
    Futures Contracts                                                           2,962,366
                                                                           --------------
    Net Realized Loss                                                         (20,150,082)
  Net Change in Unrealized Appreciation/Depreciation on Investments            20,017,045
                                                                           --------------
Net Loss on Investments                                                          (133,037)
                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                       ($   1,501,192)
                                                                           ==============

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Strong Mid Cap Growth Fund II
                                                                           ---------------------------------------
                                                                           Six Months Ended           Year Ended
                                                                             June 30, 2000           Dec. 31, 1999
                                                                           ----------------         --------------
                                                                              (Unaudited)
Operations:
   Net Investment Loss                                                      ($  1,368,155)          ($    198,399)
   Net Realized Gain (Loss)                                                   (20,150,082)             41,138,940
   Net Change in Unrealized Appreciation/Depreciation                          20,017,045              50,565,126
                                                                            -------------           -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations             (1,501,192)             91,505,667

Distributions From Net Realized Gains                                                  --                 (42,659)

Capital Share Transactions:
   Proceeds from Shares Sold                                                  309,777,934             231,717,793
   Proceeds from Reinvestment of Distributions                                         --                  42,659
   Payment for Shares Redeemed                                                (58,203,813)            (16,069,226)
                                                                            -------------           -------------
   Net Increase in Net Assets from Capital Share Transactions                 251,574,121             215,691,226
                                                                            -------------           -------------
Total Increase in Net Assets                                                  250,072,929             307,154,234
Net Assets:
   Beginning of Period                                                        323,884,006              16,729,772
                                                                            -------------           -------------
   End of Period                                                             $573,956,935            $323,884,006
                                                                            =============           =============
Transactions in Shares of the Fund:
   Sold                                                                         9,253,082              10,393,156
   Issued in Reinvestment of Distributions                                             --                   2,453
   Redeemed                                                                    (1,885,757)               (776,934)
                                                                            -------------           -------------
   Net Increase in Shares of the Fund                                           7,367,325               9,618,675
                                                                            =============           =============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1. Organization

   Strong Mid Cap Growth Fund II (formerly known as Strong Growth Fund II) is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2000, approximately 70% of the Fund's shares were owned by the separate accounts of one insurance company.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

       The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

   (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

   (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

   (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

   (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

   (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. Related Party Transactions

   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

   The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, for the six months then ended, were $50,508, $308,638, $47,168 and $5,520, respectively.

4. Line of Credit

   The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.  Investment Transactions

    The aggregate purchases and sales of long-term securities, other than long-term government securities, for the six months ended June 30, 2000 were $1,431,237,448 and $1,152,886,769, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

6.  Income Tax Information

    At June 30, 2000, the cost of investments in securities for federal income tax purposes was $531,449,832. Net unrealized appreciation of securities was $61,739,981, consisting of gross unrealized appreciation and depreciation of $72,913,722 and $11,173,741, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                                 Period Ended
                                                                           ---------------------------------------------------------
                                                                              June 30,       Dec. 31,       Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                                 2000/(b)/         1999           1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $  30.37        $   16.02     $ 12.45      $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                 (0.08)           (0.02)      (0.02)         0.02
   Net Realized and Unrealized Gains on Investments                              1.54            14.40        3.59          2.94
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                              1.46            14.38        3.57          2.96
Less Distributions:
   From Net Investment Income                                                      --               --       (0.00)/(c)/   (0.01)
   In Excess of Net Investment Income                                              --               --          --         (0.15)
   From Net Realized Gains                                                         --            (0.03)         --         (0.14)
   In Excess of Net Realized Gains                                                 --               --          --         (0.21)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                             --            (0.03)      (0.00)/(c)/   (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $  31.83        $   30.37     $ 16.02      $  12.45
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  +4.8%           +89.9%      +28.7%        +29.8%
   Net Assets, End of Period (In Thousands)                                  $573,957        $ 323,884     $16,730      $  2,374
   Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Fees Paid Indirectly by Advisor                     1.1%*            1.2%        1.6%          2.0%
   Ratio of Expenses to Average Net Assets                                        1.1%*            1.1%        1.2%          1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.5%)*          (0.2%)      (0.3%)         0.2%
   Portfolio Turnover Rate                                                      244.7%           647.7%      329.1%        541.3%

 * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) Amount calculated is less than $0.01.

                      See Notes to Financial Statements.

                                                                     RT5374-0700